                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 31, 2002

                           SPECIAL METALS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                      000-22029                      25-1445468
        ------------------              ----------------        -----------------------------
 (State or Other Jurisdiction of          (Commission            (IRS Employer Identification
          Incorporation)                  File Number)                     Number)

                           4317 Middle Settlement Road
                          New Hartford, New York 13413
                    ----------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 798-2900

Item 5.  Other Events.

         On July 31, 2002, the Company issued a press release regarding its failure to meet a sales revenue covenant contained in the Postpetition Credit Agreement with respect to the period from April 1, 2002 to June 30, 2002. However, the Company has obtained the agreement of its bank group to waive the technical default. Furthermore, the Company has obtained from the bank group a prospective waiver of the same covenant with respect to the period from April 1, 2002 to July 31, 2002.

         In addition, the press release announced that the U.S. Bankruptcy Court has approved a 90-day extension of the period in which the Company and its U.S. subsidiaries retain the exclusive right to file plans of reorganization.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following is an exhibit to this Report:

                  Exhibit No.       Description
                  --------------    --------------
                  Exhibit 99.1      Press Release, dated July 31, 2002, issued
                                    by the Registrant.













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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPECIAL METALS CORPORATION

                                    By:      /s/ Robert F. Dropkin
                                             ----------------------------------
                                    Name:    Robert F. Dropkin
                                    Title:   Vice President, Secretary and
                                             Chief Legal Counsel

Dated:  August 1, 2002










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